VAN KAMPEN FOCUS PORTFOLIOS, SERIES 261
                   Economic Outlook Trust October 2000 Series

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the prospectus, the stock of McLeodUSA, Inc. was liquidated from the trust set forth above due to serious adverse credit factors.

Supplement Dated:  January 7, 2002